THE JPM PIERPONT U.S. SMALL COMPANY FUND
Supplement dated October 24, 1997 to the prospectus dated September 26, 1997

Effective October 31, 1997, the EXPENSE TABLE and EXAMPLE which appear on page 2 are replaced with the following:

EXPENSE TABLE

ANNUAL OPERATING EXPENSES*

Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.60%
Rule 12b-1 Fees. . . . . . . . . . . . . . . . . . . . .. . . . . . . .     None
Other Expenses . . . . . . . . . . . . . . . . . . .. . . . . . . . . .    0.43%
Total Operating Expenses. . . . . . . . . . . . . . . . . . .. . . . . .   1.03%

*Fees and expenses are expressed as a percentage of the average net assets of the Fund for the fiscal year ended May 31, 1997. See Management of the Trust and the Portfolio. The fees are restated and do not reflect an expense reimbursement.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

1 Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 11
3 Years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$ 33
5 Years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$ 57
10 Years. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .$126

The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear. The fees and expenses included in Other Expenses are the fees paid to Morgan under the Administrative Services and the Shareholder Servicing Agreements, organization expenses, the fees paid to Pierpont Group, Inc. under the Fund Services Agreements, the fees paid to Funds Distributor, Inc. under the Co-Administration Agreements, the fees paid to State Street Bank and Trust Company as custodian and transfer agent, and other usual and customary expenses of the Fund and the Portfolio. For a more detailed description of contractual fee arrangements, see Management of the Trust and the Portfolio and Shareholder Servicing. In connection with the above example, please note that $1,000 is less than the fund's minimum investment requirement and that there are no redemption or exchange fees of any kind. See Purchase of Shares and Redemption of Shares. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Additionally, the section entitled EXPENSES on page 13 is replaced with the following:

EXPENSES. In addition to the fees payable to Morgan, FDI and Pierpont Group, Inc. under the various agreements discussed under Trustees, Advisor, Co-Administrator and Administrative Services Agent above and Shareholder Servicing below, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursement costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include registration fees under foreign securities laws, custodian fees and brokerage expenses.

PPSCSU-9710